Exhibit a 3

SCHEDULE A

To

MAINSTAY VP FUNDS TRUST

declaration of trust

SERIES AND CLASSES

As of December 12, 2012

Series	Classes
MainStay VP Balanced Portfolio	Initial Class and Service Class
MainStay VP Bond Portfolio	Initial Class and Service Class
MainStay VP Cash Management Portfolio	Initial Class and Service Class
MainStay VP Common Stock Portfolio	Initial Class and Service Class
MainStay VP Conservative Portfolio	Initial Class and Service Class
MainStay VP Convertible Portfolio	Initial Class and Service Class
MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	Initial Class and Service Class
MainStay VP Eagle Small Cap Growth Portfolio	Initial Class and Service Class
MainStay VP Unconstrained Bond Portfolio*	Initial Class and Service Class
MainStay VP Floating Rate Portfolio	Initial Class and Service Class
MainStay VP Government Portfolio	Initial Class and Service Class
MainStay VP Growth Allocation Portfolio	Initial Class and Service Class
MainStay VP Growth Equity Portfolio	Initial Class and Service Class
MainStay VP High Yield Corporate Bond Portfolio	Initial Class and Service Class
MainStay VP ICAP Select Equity Portfolio	Initial Class and Service Class
MainStay VP Income Builder Portfolio	Initial Class and Service Class
MainStay VP International Equity Portfolio	Initial Class and Service Class
MainStay VP Janus Balanced Portfolio	Initial Class and Service Class
MainStay VP Large Cap Growth Portfolio	Initial Class and Service Class
MainStay VP MFS® Utilities Portfolio	Initial Class and Service Class
MainStay VP Mid Cap Core Portfolio	Initial Class and Service Class
MainStay VP Moderate Allocation Portfolio	Initial Class and Service Class
MainStay VP Moderate Growth Allocation Portfolio	Initial Class and Service Class
MainStay VP PIMCO Real Return Portfolio	Initial Class and Service Class
MainStay VP S&P 500 Index Portfolio	Initial Class and Service Class
MainStay VP T. Rowe Price Equity Income Portfolio	Initial Class and Service Class
MainStay VP U.S. Small Cap Portfolio	Initial Class and Service Class
MainStay VP Van Eck Global Hard Assets Portfolio	Initial Class and Service Class

* Formerly, MainStay VP Flexible Opportunities Portfolio